SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 17, 2006

UNITED HERITAGE CORPORATION
(Exact name of Company as specified in Charter)

Utah	0-9997	87-0372864
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

405 North Marienfeld, Suite 200
Midland, Texas 79701
(Address of Principal Executive Offices)

432-686-2618
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 3.03 Material Modification to Rights of Security Holders.

The Articles of Incorporation of United Heritage Corporation (the “Company”) authorize it to issue 5,000,000 shares of preferred stock, $0.0001 par value per share and allow the Board of Directors, without shareholder approval and by resolution, to designate the preferences and rights of the preferred stock. On February 22, 2006, the Company’s Board of Directors unanimously adopted and approved a “Certificate of Designation, Preferences and Rights of Series A Preferred Stock of United Heritage Corporation” and a “Certificate of Designation, Preferences and Rights of Series B Preferred Stock of United Heritage Corporation”. Collectively, these are referred to in this Current Report as the “Certificates of Designation”.

The Certificates of Designation create 133,334 shares of Series A Preferred Stock, 30,303 shares of Series B-1 Preferred Stock and 45,455 shares of Series B-2 Preferred Stock with the preferences and rights described below. The Series B-1 and Series B-2 Preferred Stock is sometimes collectively referred to in this Current Report as the “Series B Preferred Stock”. The Certificates of Designation were filed with the Secretary of State of Utah on May 17, 2006. The following description is qualified in its entirety by the description of these securities included in Exhibits 3.1 and 3.2 attached to this Current Report.

Reason for the Creation of the Preferred Stock

On February 22, 2006 the Company and Lothian Oil Inc. (“Lothian”) signed a Merger Agreement and Plan of Reorganization (the “Merger Agreement”) pursuant to which Lothian will be merged into the Company. The creation of the Series A and Series B Preferred Stock will allow the Company, in accordance with the Merger Agreement, to issue shares of Series A and Series B-1 Preferred Stock in exchange for the Series A and Series B-1 Preferred Stock held by certain Lothian shareholders. Lothian currently has outstanding 170,416 shares of Series A Preferred Stock and 50,000 shares of Series B-1 Preferred Stock. No Series B-2 Preferred Stock has been issued, although Lothian has issued warrants for the purchase of 75,000 shares of Series B-2 Preferred Stock.

Description of Preferred Stock

Series A Preferred Stock

The holders of the Company’s Series A Preferred Stock are entitled to receive dividends at the rate of eight percent of the liquidation preference of $165.000165 per share per annum. The dividends are cumulative and prior and in preference to any declaration of payment of any dividend or other distribution (other than dividends payable in common stock) on the common stock. The dividends accrue from the date of issuance of each share and are payable quarterly. Holders of Series A Preferred Stock do not have preference over subsequent series of preferred stock but will be entitled to equal dividends or distributions made to holders of subsequent series of preferred stock.

Holders of Series A Preferred Stock are entitled to vote with the common stock on an “as converted” basis.

Holders of Series A Preferred Stock are entitled to convert their shares into common stock. Commencing upon issuance, the liquidation preference (which is defined as $165.000165 per share plus any and all accrued unpaid dividends thereon) of each share of the Series A Preferred Stock may be converted into such number of fully paid and nonassessable whole shares of common stock as determined by dividing the liquidation preference by $1.65000165. The conversion ratio will be adjusted to 85% of the per share consideration received by the Company if it issues or sells (or if it is deemed to have issued or sold) any shares of its common stock for a consideration per share less than the conversion ratio in effect immediately prior to the time of such issue or sale.

Holders of Series A Preferred Stock have a liquidation preference over holders of common stock, but are equal to holders of any subsequent series of Preferred Stock. The Company is entitled to redeem the Series A Preferred Stock for $165.000165 per share plus all accrued and unpaid dividends thereon so long as it is a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended, its common stock is traded on the Nasdaq System or in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated or the American Stock Exchange, a registration statement under the Securities Act of 1933, as amended, has been filed and is effective and covers the common stock issuable upon conversion of the Series A Preferred Stock and the market price on the date of the redemption notice is no less than 200% of the conversion ratio.

The Certificate of Designation does not give holders of the Series A Preferred Stock pre-emptive rights. However, upon consummation of the merger, the Company will assume certain rights given to the holders of Lothian’s Series A Preferred Stock by virtue of a letter agreement signed by Lothian and the holders of its Series A Preferred Stock on November 16, 2005. Pursuant to the letter agreement, each holder of Series A Preferred Stock is entitled to a right of first refusal to purchase his pro-rata share of “New Securities” which Lothian may, from time-to-time, sell or issue after November 16, 2005.

“New Securities” are defined as any capital stock (including common stock and/or preferred stock) and any rights, convertible securities, options or warrants to purchase capital stock. New Securities does not include securities issued pursuant to the conversion or exercise of any outstanding convertible or exercisable securities on November 16, 2005, securities issued or issuable as a dividend or distribution on the Series A Preferred Stock, securities issued in a registered public offering under the Securities Act, securities issued pursuant to the acquisition of another corporation by Lothian or securities issued by the Company in connection with the transactions contemplated by the Merger Agreement. If any holder of Series A Preferred Stock fails to purchase his pro-rata share of New Securities, then the other holders of the Series A Preferred Stock may purchase his unpurchased pro-rata share.

The pre-emptive rights described herein will terminate when Lothian becomes a reporting company under Section 12 of the Securities and Exchange Act of 1934, as amended.

Series B-1 and B-2 Preferred Stock

Holders of the Company’s Series B-1 Preferred Stock and Series B-2 Preferred Stock are entitled to receive dividends at the rate of eight percent of the liquidation preference of $165.000165 and $206.2502062, respectively, per annum. The dividends are cumulative and prior and in preference to any declaration of payment of any dividend or other distribution (other than dividends payable in common stock) on the common stock. The dividends accrue from the date of issuance of each share and will be payable quarterly. Holders of Series B Preferred Stock will not have preference over holders of Series A Preferred Stock or subsequent series of preferred stock but will be entitled to equal dividends or distributions made to holders of Series A Preferred Stock or subsequent series of preferred stock.

Holders of Series B Preferred Stock are entitled to vote with the common stock on an “as converted” basis. At each meeting or pursuant to each consent of the Company’s shareholders for the election of directors, the holders of Series B-1 Preferred Stock, voting as a separate class, shall be entitled to elect one member to the Board of Directors. Any additional members of the Company’s Board of Directors shall be elected by the holders of common stock and preferred stock, voting together as a single class. If a vacancy on the Board of Directors is to be filled by the Board of Directors, only directors elected by the same class or classes of shareholders as those who would be entitled to vote to fill such vacancy shall vote.

Holders of Series B Preferred Stock are entitled to convert their shares into common stock. Commencing upon issuance, each share of the Series B-1 Preferred Stock may, at the option of the holder thereof, be converted into such number of fully paid and nonassessable whole shares of common stock as determined by dividing the liquidation preference by $1.65000165, and each share of the Series B-2 Preferred Stock may, at the option of the holder thereof, be converted into such number of fully paid and nonassessable whole shares of common stock as determined by dividing the liquidation preference by $2.062502062. The conversion ratio will be adjusted to 85% of the per share consideration received by the Company if the Company issues or sells (or if the Company is deemed to have issued or sold) any shares of its common stock for a consideration per share less than the conversion ratio in effect immediately prior to the time of such issue or sale.

Holders of Series B Preferred Stock have a liquidation preference over holders of common stock, but will be equal to holders of Series A Preferred Stock. The Company is entitled to redeem the Series B-1 Preferred Stock for $165.000165 per share and to redeem the Series B-2 Preferred Stock for $206.2502062 per share so long as it is a reporting company under Section 12 of the Securities Exchange Act of 1934, as amended, its common stock is traded on the Nasdaq System or in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated or the American Stock Exchange, a registration statement under the Securities Act of 1933, as amended, has been filed and is effective and covers the common stock issuable upon conversion of the Series B Preferred Stock and the market price on the date of the redemption notice is no less than 200% of the conversion ratio.

The Certificate of Designation does not give holders of Series B Preferred Stock pre-emptive rights. However, the holders of the Company’s Series B Preferred Stock after the merger will have pre-emptive rights, because the Company has agreed to assume certain rights given to the holders of Lothian’s Series B Preferred Stock by virtue of a Registration Rights Agreement signed by Lothian and the holders of its Series B Preferred Stock on December 13, 2005. Pursuant to the Registration Rights Agreement, each holder of Series B Preferred Stock is entitled to a right of first refusal to purchase his pro-rata share of “New Securities” which Lothian may, from time-to-time, sell or issue after December 13, 2005. The pro rata share of each holder, for purposes of this right of first refusal, is equal to the ratio of (i) the number of shares of Lothian common stock owned by such holder immediately prior to the issuance of New Securities (assuming full conversion of all preferred shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, into common stock held by such holder) to (ii) the total number of shares of common stock outstanding immediately prior to the issuance of New Securities (assuming full conversion of all outstanding preferred shares and exercise of all outstanding convertible securities, rights, options and warrants, directly or indirectly, held by all holders). If any holder of Series B Preferred Stock fails to purchase his pro-rata share of New Securities, then the other holders of the Series B Preferred Stock may purchase his unpurchased pro-rata share.

“New Securities” are defined as any capital stock (including common stock and/or preferred stock) and any rights, convertible securities, options or warrants to purchase capital stock. New Securities does not include securities issued pursuant to the conversion or exercise of any outstanding convertible or exercisable securities on December 13, 2005, securities issued or issuable as a dividend or distribution on the Series B Preferred Stock, securities issued in a registered public offering under the Securities Act, securities issued pursuant to the acquisition of another corporation by Lothian or securities issued by the Company in connection with the transactions contemplated by the Merger Agreement.

The pre-emptive rights described herein will terminate when Lothian becomes a reporting company under Section 12 of the Securities and Exchange Act of 1934, as amended.

Effect of Issuance on Holders of our Common Stock

The holders of the Company’s common stock will be subordinate to the holders of its preferred stock in the distribution of dividends (other than dividends payable in common stock) and liquidation. Furthermore, holders of the Company’s Series A and Series B Preferred Stock may convert their shares of preferred stock into common stock at the rate of 100 shares of common stock for each share of Series A, Series B-1 and Series B-2 Preferred Stock (plus accrued but unpaid dividends). If, following the merger, all of the holders of our Series A Preferred Stock were to convert their shares to common stock, we would be required to issue an additional 10,328,838 shares of common stock and if all the holders of Series B-1 Preferred Stock were to convert their shares to common stock, we would be required to issue an additional 3,030,300 shares of common stock. If, following the merger, all of the warrants to purchase our Series B-2 Preferred Stock were exercised and such shares of Series B-2 Preferred Stock were converted to common stock by the holders thereof, we would be required to issue an additional 4,545,454 shares of common stock.

Our shareholders will experience significant dilution if the holders of our preferred stock exercise their rights to convert and, as noted above, the holders of our common stock will be subordinate to certain rights of the preferred shareholders. Furthermore, because each share of preferred stock may be converted to 100 shares of common stock and may vote on an “as converted” basis, the shares of preferred stock can make any attempt to gain control of the Company or remove management more difficult, costly or time consuming since the shares of preferred stock, voting on an “as converted” basis, will increase the number of voting shares necessary to acquire control or to meet the voting requirements imposed by state law with respect to corporate activities such as a merger or other business combination.

Following the merger, Lothian expects to be subject to the reporting requirements of Section 12 of the Securities and Exchange Act of 1934, as amended, therefore, the pre-emptive rights discussed above are expected to terminate. If, following the merger, Lothian were not subject to the reporting requirements of Section 12 of the Securities and Exchange Act of 1934, than the holders of our common stock will experience additional dilution if holders of our Series A and Series B Preferred Stock exercise their pre-emptive rights when New Securities are issued.

Item 9.01  Financial Statements and Exhibits

Exhibit 3.1 Certificate of Designation, Preferences and Rights of Series A Preferred Stock of United Heritage Corporation.

Exhibit 3.2 Certificate of Designation, Preferences and Rights of Series B Preferred Stock of United Heritage Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2006

UNITED HERITAGE CORPORATION

By:	/s/ C. Scott Wilson
C. Scott Wilson, Chief Executive Officer